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                                                                   Exhibit 10.45

                                                                [Execution Copy]


                         RECEIVABLES PURCHASE AGREEMENT

         RECEIVABLES PURCHASE AGREEMENT (this "Agreement"), dated as of May 18, 1999, between Eagle-Picher Development Company, Inc. (the "Originator") and Eagle-Picher Acceptance Corporation, an Ohio corporation (the "Company").

         The Purchased Receivables were, immediately prior to the execution of this Agreement, subject of security interests granted in favor of ABN AMRO Bank of N.V., as agent for the lenders under a Credit Agreement, dated as of February 19, 1998 (the "Credit Agreement"), among E-P Acquisition, Inc., various lenders, ABN AMRO Bank N.V., as agent (the "Prior Liens") and financing statements perfecting the Prior Liens had been duly filed.

         The Originator is a wholly-owned subsidiary of Eagle-Picher Industries, Inc.

         Contemporaneous with the execution of this Agreement, the Originator and ABN AMRO Bank N.V., as agent (the "Credit Agreement Agent") for the lenders under the Credit Agreement shall execute and deliver an Intercreditor Agreement (the "Intercreditor Agreement"), pursuant to which the security interests granted under the Security Agreement, dated as of February 19, 1998, between the Originator and the Credit Agreement Agent, shall be expressed subordinated to the security interests granted under this Agreement and the Receivables Loan Agreement (as defined below). Capitalized terms used herein and not otherwise defined are defined in Schedule I hereto.

         The parties hereto agree as follows:


                                    ARTICLE I
                            PURCHASE AND SETTLEMENTS

         Section 1.1. Sale. Subject to the terms and conditions hereof, the Originator hereby sells to the Company, and the Company hereby acquires from the Originator, all of the Originator's right, title and interest in the Purchased Receivables of the Originator and all Collections thereon. The Originator intends such sale to be a true sale of all rights and interests of the Originator in the Purchased Receivables of the Originator in existence on the Initial Purchase Date and of each Purchased Receivable thereafter generated by the Originator as it is created until the Originator Termination Date.

         Section 1.2. Purchase Price. (a) On the Initial Purchase Date and each Business Day thereafter until the Originator Termination Date, the Company shall pay to the Originator a purchase price for each Purchased Receivable of the Originator equal to the Fair Market Value Discount Factor of the outstanding principal balance of such Purchased Receivable in existence on the Determination Date for such Receivable. The purchase price for each Purchased Receivable shall be paid by the following method:
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                           (i) First, the Company may pay to the Originator a
         portion of such purchase price by transferring to the Originator all monies then held by the Company, solely to the extent such monies do not constitute (x) Collections thereon required to be distributed to the Agent under the Receivables Loan Agreement or (y) necessary as part of a reserve for liabilities of the Company established by the Company in its sole judgment; and

                           (ii) Second, the Company shall pay the remaining purchase price by crediting to the Note such remaining amount of the purchase price payable to the Originator.

On the Initial Purchase Date, the Company shall pay a percentage of the purchase price equal to a fraction, the numerator of which is the aggregate Loan Amount (as defined in the Receivables Loan Agreement) received by the Company pursuant to the Receivables Loan Agreement on the Initial Purchase Date and the denominator of which is the aggregate amount of Receivables purchased by the Company from the Originator and its affiliates on the Initial Purchase Date. On each Monthly Settlement Date occurring after the Initial Purchase Date, the difference between (x) the total purchase price payable to the Originator for all Purchased Receivables originated by the Originator during the Settlement Period ending on such Monthly Settlement Date that were not in existence on the Initial Purchase Date and (y) the amount of such purchase price paid in cash during that Settlement Period shall be credited to the Note. For any Settlement Period that the amount of such cash payments to the Originator exceeds the aggregate purchase price payable for Purchased Receivables during the Settlement Period, such excess shall be applied on the Monthly Settlement Date for such Settlement Period to reduce the principal amount of the Note.

                (b) The Originator and the Company shall each independently take all necessary action to properly record the sales contemplated by this Agreement to reflect the Company's ownership of all Purchased Receivables. To the extent the sale of any Purchased Receivable or Collection under this Agreement is deemed to be a financing for any applicable legal purpose, the Originator hereby grants to the Company a security interest in all of the Originator's rights in the Purchased Receivables it originated and all Collections thereon to secure the claims of the Company to such Purchased Receivables and all Collections thereon and other proceeds.

                (c) None of the Company, the Agent, nor any Lender shall have any obligation or liability to any Obligor or other customer or client of the Originator to perform any of the obligations of the Originator in connection with any Receivable or otherwise.

                (d) The Company hereby grants to the Originator a continuing security interest (the "Originator's Security Interest") in all the Company's right, title and interest in and to the Purchase Receivables (and all Collections thereon and other proceeds) to secure all obligations of the Company under the Note. The Company hereby agrees to execute and delivery to Originator all documents presented by the Originator to the Company as necessary to perfect the Originator's Security Interest, including, without limitation, Uniform Commercial Code financing statements. Other than any security interests granted by the Company in favor of the Administrative Agent pursuant to the Receivables Loan Agreement, the Company shall not grant any security interest or lien in, or otherwise encumber, the Purchased Receivables; except the

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Company may grant security interests in the Purchased Receivables to any of
Originator's Affiliates; provided that such security interests rank PARI PASSU to the Originator's Security Interest. In addition to the rights set forth in this Section 1.2(d), the Originator shall be entitled to the rights of a "Recipient" under Section 1.7 hereof.

         Section 1.3. Administration of Receivables. (a) Consistent with the Company's ownership of the Purchased Receivables of the Originator, the Company shall have all rights to and shall be solely responsible for servicing, administering and collecting the Purchased Receivables. Until the Company (or the Agent pursuant to the Receivables Loan Agreement) gives contrary notice, the Company hereby appoints Eagle-Picher Industries and its sub-agents as its agent (and as Collection Agent under the terms of the Receivables Loan Agreement) for the servicing, administering and collecting of the Purchased Receivables (the "Servicing Agent"), and the Originator hereby accepts such appointment and agrees to perform such duties in accordance with the applicable terms and conditions of the Receivables Loan Agreement. The Originator hereby further agrees not to voluntarily resign as Servicing Agent.

                (b) As Servicing Agent, the Originator shall take all actions necessary or advisable to collect each Purchased Receivable with care and diligence and shall perform all other servicing activities related to such Receivables as are required by the Collection Agent pursuant to the Receivables Loan Agreement, including providing reports and other information concerning the Purchased Receivables required to be furnished by the Collection Agent pursuant to the Receivables Loan Agreement and segregating into a separate account all cash, checks and other instruments received by it, in its capacity as Servicing Agent, and, as may be required by the terms of Receivables Loan Agreement, remitting immediately all such Collections thereon to the Company (including the due endorsement or execution of instruments of transfer in the case of checks or other instruments).

                (c) In consideration for the Originator's services as Servicing Agent, for so long as the Originator performs such duties, the Company shall pay to the Originator a cash fee equal to (x) 0.5% divided by twelve multiplied by
(y) the average daily amount of Purchased Receivables for the immediately preceding month, payable on the Monthly Settlement Date for the immediately preceding month. The parties hereto agree such servicing fee is a fair market value fee for the servicing functions required hereby.

                (d) The Company may replace the Originator as Servicing Agent at any time for any reason and upon such replacement, the Originator shall:

                           (i) on the date each new Purchased Receivable is originated by it, deliver to the Company (or any replacement Servicing Agent appointed by the Company) all Records and evidence of the creation of each Purchased Receivable;

                           (ii) direct all Obligors to make all payments on all Purchased Receivables to the Company (or any replacement Servicing Agent appointed by the Company).

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                           (iii) in the case that the Originator receives any
          such payments on account of a Purchased Receivable, segregate all cash, checks and other instruments received by it and immediately remit all such Collections, duly endorsed or with duly executed instruments of transfer in the case of checks or other instruments, to the Company (or any replacement Collection Agent appointed by the Company).

                (e) The Originator hereby authorizes the Company (or the Company's agent or assignee, including the Originator in its capacity as Servicing Agent) to notify the Obligors on the Purchased Receivables, or any of them, of the Company's ownership of the Purchased Receivables. The Originator also hereby authorizes the Company (or the Company's agent or assignee, including the Originator in its capacity as Servicing Agent) to notify such Obligors, or any of them, of the Company's assignment of interests in the Purchased Receivables to the Agent, for the benefit of the Lenders, in accordance with the terms of Article III of the Receivables Loan Agreement.

                (f) The Originator hereby agrees that the Company has the absolute and unlimited right, itself or through its agent (including the Collection Agent under the Receivables Loan Agreement and the Originator in its capacity as Servicing Agent hereunder), to commence and settle any legal action to enforce collection of any Purchased Receivable or to foreclose upon or repossess any portion thereof.

                (g) The Originator hereby grants to the Company an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Originator all steps necessary or advisable to endorse, negotiate or otherwise realize on any item constituting proceeds of any Purchased Receivable. Without limiting the generality of the foregoing, the Originator hereby authorizes the Company to take any and all steps in the name of the Originator and on behalf of the Originator necessary or desirable, in the determination of the Company, to collect any and all amounts or portions thereof due under any and all Purchased Receivables, including endorsing the name of the Originator on checks and other instruments representing Collections thereon and enforcing any such Purchased Receivable.

                (h) Unless an Obligor otherwise specifies or another application is required by contract or law, any payment received by the Originator from an Obligor shall be applied as a Collection of Purchased Receivables of such Obligor (starting with the oldest such Purchased Receivable) and remitted to the Collection Agent as such.

                (i) In connection with the creation, servicing, administering and collecting of the Purchased Receivables, the Originator shall exercise the same care and diligence it would exercise in handling similar matters for its own account and will comply at all times and in all material respects with the terms of the Transaction Documents, applicable laws, rules and regulations and good business policies and practices.

                (j) Prior to exercising, directly or indirectly, any rights provided to the Company with respect to the Obligors, the Company shall provide written notice to the Originator of the Company's intention exercise such rights at least five days prior to the exercise of such rights.

                                      -4-


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         Section 1.4. The Company's Rights. (a) The Company (or its successors or assigns) shall retain, and use for its own benefit, the Collections thereon and other proceeds of all Purchased Receivables, and, other than the Originator's Security Interest, the Originator shall not have any interest of any kind in or to any such Collections thereon or other proceeds.

                (b) Subject to Section 1.6 (b), the Company shall have no obligation to account for, to replace, or to return all or any portion of the Purchased Receivables to the Originator, without regard to whether the Collections thereon and other proceeds derived from such Purchased Receivables are in excess of the purchase price paid for such Purchased Receivables.

                (c) Subject to Section 1.2(d) hereof, the Company shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with all or any portion of the Purchased Receivables.

         Section 1.5. Protection of Ownership Interest of the Company. The Originator will, at its expense, promptly execute and deliver all instruments and documents and take all action necessary or that the Company may reasonably request to protect the Company's ownership of the Purchased Receivables and Collections thereon or to enable the Company to exercise and enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Originator will, on or before the date hereof (and promptly upon any changes or additions at any time), mark its books and records relating to the Purchased Receivables in a manner that clearly and conspicuously identifies the Company's ownership of such Purchased Receivables (and the Company's transfer to the Agent, for the benefit of the Lenders, of security interests therein) and, upon the Company's request, will so mark each contract evidencing a Purchased Receivable. At the request of the Company, the Originator shall also execute and file financing statements, amendments thereto, and continuation or assignments thereof and deliver to the Company or its designee all contracts and Records (including all multiple originals of any such contract) relating to the Purchased Receivables, with any appropriate endorsement or assignment requested by the Company. In addition to the rights set forth in this Section 1.5, the Company shall be entitled to the rights of a "Recipient" under Section 1.7 hereof.

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         Section 1.6. Contractual Payment Obligations. Notwithstanding any
limitation on recourse contained in this Agreement, the Originator hereby agrees as follows:

                (a) If on any day the outstanding balance of a Purchased Receivable is reduced or cancelled as a result of any defective or rejected goods or services, any cash discount or adjustment (including as a result of the application of any special refund or other discounts or any reconciliation), any setoff or credit (whether such claim or credit arises out of the same, a related or an unrelated transaction) or other similar reason not arising from the financial inability of the Obligor to pay undisputed indebtedness, the outstanding principal balance of the Note shall be reduced by the amount of such reduction or cancellation in the outstanding balance of such Purchased Receivable; provided that to the extent such reduction would reduce the Note to zero, the Originator shall pay to the Company in cash on such day any remaining amount due on account of such reduction or cancellation.

                (b) If on any day (i) any representation, warranty, covenant or other agreement of the Originator is not true (as of the date such representation or warranty is made or deemed made) with respect to any Purchased Receivable or (ii) in the case of a covenant or agreement, is not satisfied for a Purchased Receivable, the Company shall sell such Purchased Receivable to the Originator for an amount equal to the amount paid by the Company for such Purchased Receivable, such amount to be paid by reducing the outstanding principal balance of the Note by such amount; provided that to the extent such reduction would reduce the Note to zero, the Originator shall pay to the Company in cash on such day any remaining amount due to purchase such Purchased Receivable.

         Section 1.7. Rights of Parties under Uniform Commercial Code. To the fullest extent permitted by applicable law, the Company (pursuant to its rights set forth in Section 1.5) and the Originator (pursuant to its rights set forth in Section 1.2(d)) (each in such capacity, a "Recipient") shall be permitted to sign and file continuation statements relating to such Recipient's interest in the Purchased Receivables and Collections thereon and amendments thereto and assignments thereof without the signature of the other party (in such capacity, the "Grantor"); provided that, in the case of amendments and assignment, the Grantor shall have delivered its prior written consent to such amendment or assignment. The Grantor shall not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable UCC) or relocate its chief executive office or any office or location where Records are kept unless it shall have: (i) given the Recipient (and, in the case of the Company as Recipient, the Agent), at least 30 days' advance notice and (ii) delivered to the Recipient (and, in the case of the Company as Recipient, the Agent), all financing statements, instruments and other documents requested by the Recipient (or, in the case of the Company as Recipient, the Agent) in connection with such change or relocation. The Grantor shall at all times maintain its chief executive offices within a jurisdiction in the USA (other than the states of Florida, Maryland and Tennessee) in which Article 9 of the UCC is in effect. If the Grantor moves its chief executive office to a location that imposes Taxes, fees or other charges to perfect the interests of the Recipient in the Purchased Receivables and Collections thereon, the Grantor shall pay all such amounts and any other costs or expenses incurred to maintain the enforceability of this Agreement and (x) in the case of the Company, the ownership of the Company in the Purchased Receivables and (y) in the case of the Originators, the Originator's Security Interest.

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                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1. Representations and Warranties of the Originator. The Originator represents and warrants that each representation and warranty concerning it or the Receivables that is contained in the Receivables Loan Agreement is true and correct and that:

                (a) Title. Except for the security interests contemplated herein and the Prior Liens, if any, immediately preceding its sale of each Purchased Receivable hereunder, the Originator was the owner of such Purchased Receivable purported to be sold, free and clear of any lien, security interest, hypothecation, assignment or material encumbrance, and each such sale hereunder constitutes a valid sale, transfer and assignment of all of the Originator's right, title and interest in, to and under the Purchased Receivables, free and clear of any lien, security interest, hypothecation, assignment or material encumbrance. On or before the date hereof and before the generation by the Originator of any new Purchased Receivable, all financing statements and other documents required to be recorded or filed in order to protect the Company's ownership interest in the Purchased Receivables of the Originator against all creditors of and purchasers from the Originator will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

                (b) Creation of Receivables. The Originator has exercised at least the same degree of care and diligence in the creation of the Purchased Receivables as it has exercised in connection with the creation of receivables originated by it prior to the date of this Agreement and not sold hereunder.

                (c) Credit and Collection Policy. The Originator has complied in all material respects with its Credit and Collection Policy in regard to each Purchased Receivable.

                (d) Enforceability of Contracts. To the Originator's knowledge, each contract related to any Purchased Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the outstanding balance of the Purchased Receivable created thereunder, enforceable against the Obligor in accordance with its material terms (without being subject to any material defense, deduction, offset or counterclaim), except as limited by bankruptcy, insolvency, or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and subject to general principles of equity. The Originator has fully performed its obligations under such contract in all material respects.

                (e) Compliance with Laws. No Purchased Receivable contravenes any material laws, rules or regulations applicable thereto or to the Originator.

                (f) Place of Business. The chief place of business and chief executive office of the Originator is located at the address set forth beneath it's signature hereto, and such offices have been so located for at least six months before the date hereof. The offices where the Originator keeps all Records are located at the addresses described on Exhibit C or such other locations of which the Company has been given notice in accordance with Section
1.5 and where all actions required by Section 2.5 have been completed.

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                (g) Good Title. Upon the sale to the Company pursuant to this
Agreement of each new Receivable and on the Initial Purchase Date for then existing Receivables, the Company shall have valid ownership interest in each Purchased Receivable at the time of such creation or purchase, free and clear of any lien, security interest, hypothecation, assignment or material encumbrance, other than liens and security interests contemplated in this Agreement or the Receivables Loan Agreement.

                (h) Names. Except as described in Exhibit D, the Originator has not used any corporate names, tradenames or assumed names other than its name set forth on the signature pages of this Agreement.

         Section 2.2. Reaffirmation of Representations and Warranties by the Originator. On each day that a new Purchased Receivable is sold to the Company hereunder pursuant to Section 1.2, the Originator shall be deemed to have certified that all representations and warranties set forth in Section 2.1 are true and correct on and as of such day as to such Purchased Receivable.

         Section 2.3. Representations and Warranties of the Company. The Company represents and warrants that:

                (a) Corporate Existence and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted, except where failure to obtain such licenses, authorizations, consents and approvals would not have (i) a material adverse effect on its ability to perform its obligations hereunder or (ii) a material adverse effect on the enforceability hereof.

                (b) Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Company of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except as contemplated by Section 1.5) and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of the Company's certificate or articles of incorporation or by-laws or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in the creation or imposition of any lien or other Adverse Claim on assets of the Company other than any Adverse Claim created pursuant to, or contemplated by, this Agreement.

                (c) Binding Effect. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

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                                   ARTICLE III
                              CONDITIONS PRECEDENT

         Section 3.1. Conditions to Closing. On or before the date of execution hereof, each of the following documents and instruments shall be delivered, all of which shall be in form and substance acceptable to the Company and the
Originator:

                (a) A copy of the resolutions of the board of directors of each of the Company and the Originator, certified by its secretary or assistant secretary, approving this Agreement and the other documents to be delivered by it hereunder;

                (b) The certificate or articles of incorporation of each of the Company and the Originator certified by the Secretary of State of its state of incorporation;

                (c) Good standing certificates for each of the Company and the Originator issued by the Secretaries of State of each jurisdiction where it has material operations and its state of incorporation;

                (d) A certificate of the secretary or assistant secretary of each of the Company and the Originator certifying (i) the names and signatures of the officers authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder (on which certificate the other parties may conclusively rely until such time as the other parties shall receive from it a revised certificate meeting the requirements of this subsection (d)) and (ii) a copy of its by-laws;

                (e) Originals of proper UCC-1 financing statements naming the Originator as "seller" and "debtor," the Company as "purchaser" and "secured party," and the Agent as "assignee" for filing in all appropriate jurisdictions;

                (f) UCC search reports from National Research Corporation covering the Originator;

                (g) Originals of proper UCC-1 financing statements naming the Company as "debtor," the Originator as "secured party," for filing in all appropriate jurisdictions; and

                (h) The Intercreditor Agreement, duly executed by ABN AMRO Bank of N.V., as agent for the lenders under the Credit Agreement;

         Section 3.2. Other Transaction Documents. All conditions precedent to the execution, delivery and effectiveness of the other Transaction Documents have been fulfilled.


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                                   ARTICLE IV
                                    COVENANTS

         Section 4.1. Affirmative Covenants of the Originator. The Originator hereby covenants and agrees with the Company that at all times on and after the date hereof, unless compliance is waived pursuant to Section 5.4:

                (a) Furnishing of Information and Inspection of Records. The Originator will furnish to the Company from time to time such information concerning the Receivables as the Company shall request, including listings identifying the Obligor and the outstanding balance for each Receivable. The Originator will permit, at any time and from time to time during regular business hours, the Company and the Agent and any Lender or agents or representatives of any of the foregoing, (i) to examine and make copies of and abstracts from all Records in its possession as agent for the Company pursuant to Section 1.3 and (ii) to visit the offices and properties of each of the Originator for the purpose of examining such Records, and to discuss matters relating to Receivables or the Originator's performance hereunder with any of the officers or employees of the Originator having knowledge of such matters.

                (b) Keeping of Records and Books. The Originator will have and maintain (i) administrative and operating procedures (including an ability to recreate Records if originals are destroyed), (ii) adequate facilities, personnel and equipment and (iii) all Records and other information reasonably necessary for collection of the Receivables originated by the Originator (including Records adequate to permit the daily identification of each new such Receivable and all Collections thereon of, and adjustments to, each existing such Receivable). The Originator will give the Company and the Agent prior notice of any change in such administrative and operating procedures that causes them to be materially different from the procedures described to the Company and Agent on or before the date hereof as the Originator's then existing or planned administrative and operating procedures for collecting Receivables.

                (c) Performance and Compliance with Receivables and Contracts. The Originator will at its expense timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under all contracts material to the creation of the Receivables.

                (d) Credit and Collection Policy. The Originator will comply with its Credit and Collection Policy in regard to each Receivable originated by it and any related contract.

                (e) Receivable Loan Agreement. The Originator will perform and comply with each covenant and other undertaking in the Receivable Loan Agreement that the Company undertakes to cause the Originator to perform, subject to any grace periods for such performance provided for in the Receivables Loan Agreement.

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                                    ARTICLE V
                                  MISCELLANEOUS

         Section 5.1. Term of Agreement. This Agreement shall terminate upon the later to occur of (i) the termination of the Receivables Loan Agreement or (ii) the payment in full in cash of all obligations owed by the Originator and the Company to the other hereunder.

         Section 5.2. Assignment of Receivables Purchase Agreement. The Originator hereby acknowledges that on the date hereof the Company has assigned all of its right, title and interest in, to and under this Agreement to the Agent for the benefit of the Lenders pursuant to the Receivables Loan Agreement and that the Agent and the Lenders are third party beneficiaries hereof. The Originator hereby further acknowledges that all provisions of this Agreement shall inure to the benefit of the Agent and the Lenders, including in the enforcement of any provision hereof to the extent set forth in the Receivables Loan Agreement, but that neither the Agent nor any Lender shall have any obligations or duties under this Agreement. No purchases shall take place hereunder at any time that the Agent has exercised its right to enforce the Company's rights hereunder pursuant to Section 1.8 of the Receivables Loan Agreement. The Originator hereby further acknowledges that the execution and performance of this Agreement are conditions precedent for the Agent and the Lenders to enter into the Receivables Loan Agreement and that the agreement of the Agent and the Lenders to enter into the Receivables Loan Agreement will directly or indirectly benefit the Originator and constitutes good and valuable consideration for the rights and remedies of the Agent and each Lender with respect hereto.

         Section 5.3. No Waiver; Remedies. No failure or delay on the part of any party in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies provided in this Agreement are cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

         Section 5.4. Amendments, etc. No amendment, supplement, modification or waiver of any provision of this Agreement nor consent to any departure by any party therefrom shall in any event be effective unless the same shall be in writing and signed by the Originator and the Company and consented to by the Agent and the Instructing Group.

         Section 5.5. Notices. Unless otherwise specified, all notices and other communications hereunder shall be in writing (including by telecopier or other facsimile communication), given to the appropriate Person at its address or telecopy number set forth on the signature pages hereof or at such other address or telecopy number as such Person may specify, and effective when received at the address specified by such Person. The number of days for any advance notice required hereunder may be waived (orally or in writing) by the Person receiving such notice and, in the case of notices to the Agent, the consent of each Person to which the Agent is required to forward such notice.

         Section 5.6. Governing Law; Submission to Jurisdiction; Integration. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York. Each of the Originator and the Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Originator and the Company hereby irrevocably waives, to the fullest extent it may effectively do so, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 5.6 shall affect the right of any Person to bring any action or proceeding against the Originator or the Company or its respective property in the courts of other jurisdictions. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

         Section 5.7. Severability; Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 5.8. Assignment. This Agreement shall (i) be binding upon the Company and the Originator and their respective successors and assigns and (ii) inure to the benefit of and be enforceable by the Agent for the benefit of the Lenders to the extent set forth in the Receivables Loan Agreement and their respective successors, transferees and assigns; provided, however, that the obligations of the Originator hereunder may not be assigned or delegated without the prior written consent of the Agent and the Instructing Group, and any such purported assignment or delegation absent such consent shall be void.

         Section 5.9. Headings. Article and Section headings used herein are for convenience and reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         Section 5.10. Costs and Expenses. The Originator shall pay its costs and expenses hereunder.

         Section 5.11. No Partnership or Joint Venture. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture.

         Section 5.12. No Proceedings. The Originator agrees that it will not institute against the Company, or join any other Person in instituting against the Company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law prior to the date which is one year and one day after the last day on which occurred the later of (i) the Company purchased any Purchased Receivables hereunder or (ii) all of the commercial paper notes issued by the Conduit Lenders were paid in full. The provisions of this Section 5.12 shall survive the termination of this Agreement.

        Section 5.13. Withdrawal of Originator. The Originator may terminate further sales of interests in its Receivables hereunder for any reason by providing at least thirty days' notice to the Company and Agent of such withdrawal. On the date set forth in such notice (the "Withdrawal Date"), the Originator shall discontinue any further sale of interests in Receivables and shall only be party to this Agreement to the extent that the Company continues to have an interest in the Purchased Receivables acquired from the Originator or any amounts remain payable by the Company (including all amounts due under the Note) or the Originator to the other hereunder. No such withdrawal shall affect the Originator's representations or agreements concerning Purchased Receivables in which the Company retains an interest or any related Collections.

        Section 5.14. Waiver of Confidentiality. Subject to the obligations of each Lender and the Agent under Section 9.10 of the Receivables Loan Agreement and the last sentence of this paragraph, the Originator hereby consents to the disclosure of any nonpublic information relating thereto ("Confidential Information") among the Agent and the Lenders and by the Agent or the Lenders to
(i) any officers, directors, members, managers, employees or outside accountants, auditors or attorneys thereof, (ii) any prospective or actual assignee or participant (provided, that such prospective or actual assignee or participant executes an agreement with the Company containing provisions substantially identical to those contained in Section 9.10 of the Receivables Loan Agreement), (iii) any rating agency, surety, guarantor or credit or liquidity enhancer to the Agent or any Lender, (iv) any entity organized to purchase, or make loans secured by, financial assets for which ABN AMRO provides managerial services or acts as an administrative agent, (v) each Conduit Lender's administrator, management company, referral agents, issuing agents or depositaries or CP Dealers and (vi) Governmental Authorities with appropriate jurisdiction. Each recipient of any Confidential Information shall execute, prior to receipt of such information, a confidentiality agreement in a form satisfactory to the Originator.

        Section 5.15. Confidentiality of Agreement. The Originator agrees it will use its best efforts not to disclose without the prior written consent of the Agent the contents of any Transaction Document, or any other confidential or proprietary information furnished by the Agent or any Lender, to any Person other than to its officers, directors, members, managers, employees, outside accountants, auditors and attorneys or as required by applicable law or Governmental Authorities with appropriate jurisdiction.

        Section 5.16. Agreement Not to Petition. Each party hereto agrees, for the benefit of the holders of the privately or publicly placed indebtedness for borrowed money for the Conduit Lenders, not, prior to the date which is one (1) year and one (1) day after the payment in full of all such indebtedness, to acquiesce, petition or otherwise, directly or indirectly, invoke, or cause any Conduit Lender to invoke, the process of any Governmental Authority for the purpose of (a) commencing or sustaining a case against any Conduit Lender under any federal or state bankruptcy, insolvency or similar law (including the Federal Bankruptcy Code), (b) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for any Conduit Lender, or any substantial part of its property, or (c) ordering the winding up or liquidation of the affairs of any Conduit Lender.

        Section 5.17. No Recourse. The obligations of each Conduit Lender, its management company, its administrator and its referral agents (each a "Program Administrator") under any Transaction Document or other document (each, a "Program Document") to which a Program Administrator is a party are solely the corporate obligations of such Program Administrator and no recourse shall be had for such obligations against any Affiliate, director, officer, member, manager, employee, attorney or agent of any Program Administrator.

        Section 5.18. Limitation of Liability. No Person shall make a claim against the Agent or any Lender (or their respective Affiliates, directors, officers, members, managers, employees, attorneys or agents) for any special, indirect, consequential or punitive damages under any claim for breach of contract or other theory of liability in connection with the Transaction Documents or the transactions contemplated thereby, and the Originator (for itself and all other Persons claiming by or through it) hereby waives any claim for any such damages.

        Section 5.19. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, ANY TRANSACTION DOCUMENT OR ANY MATTER ARISING THEREUNDER.

        Section 5.20. Entire Agreement. The Transaction Documents constitute the entire understanding of the parties thereto concerning the subject matter thereof. Any previous or contemporaneous agreements, whether written or oral, concerning such matters are superseded thereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                              EAGLE-PICHER ACCEPTANCE CORPORATION



                              By:
                                 ----------------------------------
                                  Name:
                                  Title:
                                  Address:


                                  Telephone:
                                  Telecopy:





                              EAGLE-PICHER DEVELOPMENT COMPANY, INC.



                              By:
                                 ---------------------------------------
                                  Name:
                                  Title:
                                  Address:


                                  Telephone:
                                  Telecopy:


                        [Receivables Purchase Agreement]

                                   SCHEDULE I
                                   DEFINITIONS

         Capitalized terms used herein that are defined in the Receivables Loan Agreement have the same meaning herein as in the Receivables Loan Agreement. In addition, the following terms have the meanings set forth, or referred to, below:

         "Fair Market Value Discount Factor" means, with respect to any Receivable, the face amount of such Receivable multiplied by a percentage calculated to equal (i) 100% minus (ii) (x) the average CP Rate (as defined in the Amsterdam Rate Supplement) for the immediately preceding month plus 1.0% multiplied by (y) 55 divided by 360; provided that if the CP Rate may not be determined for any reason under the Amsterdam Rate Supplement, the Prime Rate (as defined in the Amsterdam Rate Supplement) shall be used in place of the CP Rate in the foregoing calculation.

         "Initial Purchase Date" means June 4, 1999.

         "Lender" means each "Lender" under the Receivables Loan Agreement.

         "Monthly Settlement Date" means the fifteenth (15th) day of each month (or, if such day is not a Business Day, the following Business Day).

         "Note" means the revolving promissory note in substantially the form of Exhibit B issued by the Company to the Originator.

         "Originator Termination Date" means the earliest to occur of (i) the date of the occurrence of a Bankruptcy Event affecting the Originator, (ii) the Business Day designated by the Originator as its Withdrawal Date pursuant to
Section 5.13 and (iii) the Business Day designated by the Company as the Originator Termination Date upon at least thirty days' notice to the Originator and the Agent.

         "Purchased Receivables" means each and every Receivable originated by the Originator now existing or hereafter prior to the Originator Termination Date.

          "Receivables Loan Agreement" means the Receivables Loan Agreement, dated as of May 18, 1999, among the Company, Eagle-Picher Industries, Inc. as the initial collection agent, various lender agents from time to time party thereto, ABN AMRO Bank N.V., as administrative agent and Amsterdam lender agent, Amsterdam Funding Corporation, as a conduit lender, the Related Bank Lenders from time to time party thereto, and other conduit lenders from time to time party thereto.

          "Settlement Period" means, for any Monthly Settlement Date, the immediately preceding calendar month.

         "Withdrawal Date" is defined in Section 5.13.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Unless otherwise inconsistent with the terms of this Agreement, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP. Amounts to be calculated hereunder shall be continuously recalculated at the time any information relevant to such calculation changes.

         For purposes of this Agreement, all terms used in Article 9 of the UCC and not specifically defined in this Agreement shall be defined herein as such terms are defined in the UCC as in effect in the State of New York.

                                    EXHIBIT A

                          CREDIT AND COLLECTION POLICY

                                    EXHIBIT B

                 FORM OF REVOLVING SUBORDINATED PROMISSORY NOTE

May 18, 1999

         FOR VALUE RECEIVED, Eagle-Picher Acceptance Corporation, a Ohio corporation ("Borrower"), hereby promises to pay to the order of _____________________. ("Originator"), at the principal office of Originator at
__________ _______________________, or at such other place as Originator may designate from time to time, the unpaid principal amount hereof, in lawful money of the United States of America and in immediately available funds, on the sixtieth (60th) day after the "Termination Date" described in the Receivables Purchase Agreement referred to below or, if such sixtieth (60th) day is not a Business Day, on the first Business Day thereafter (such sixtieth (60th) day or later Business Day being referred to as the "Maturity Date"), together with costs of collection and reasonable attorney's fees incurred by Originator in the collection of the indebtedness evidenced hereby all without relief from valuation and appraisement laws. Except as otherwise defined herein, capitalized terms used herein and defined in the Receivables Purchase Agreement (as amended, modified or supplemented from time to time the "Receivables Purchase Agreement"), dated as of May 18, 1999, between Borrower and Originator, shall be used herein as so defined. This note is the "Note" referred to in the Subordination Agreement, dated as of May 18, 1999 (the "Subordination Agreement"), between Borrower and Originator.

         The principal amount of this Note shall be initially established and thereafter adjusted from time to time in accordance with the terms and conditions of the Receivables Purchase Agreement (the terms and conditions of which are hereby incorporated in this Note by this reference) and the terms of this Note. Originator shall record the initial principal amount of this Note, all adjustments thereto and all payments thereof on Schedule 1 annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, and any such recordation shall, absent manifest error, constitute prima facie evidence of the information so recorded; provided, however, that the failure to so record shall not limit the obligations of Borrower hereunder or under the Receivables Purchase Agreement.

         Borrower and, by its acceptance of this Note, Originator hereby acknowledge and agree that any and all payments made in respect of this Note are and shall remain subordinate and junior in right of payment to the Senior Indebtedness, as that term is defined in the Subordination Agreement. Borrower shall, subject to the terms of the Subordination Agreement, have the right to pay all or any part of the unpaid principal amount of this Note without premium or penalty at any time.

         All amounts outstanding under this Note are secured by a security interest granted in favor of Originator pursuant to Section 1.2(d) of the Receivables Purchase Agreement.

         Borrower hereby waives presentment, diligence, notice of dishonor, payment, demand, protest, notice of protest, notice of nonpayment and all other demands and notices of every kind in connection with the delivery, acceptance, performance and enforcement of this Note and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demands hereunder. Borrower and, by its acceptance of this Note, Originator also assent to extension of the time of payment, forbearance or other indulgence without notice.

         This Note applies to, inures to the benefit of, and binds the successors and assigns of, Borrower and Originator. Originator may not assign any duties or obligations hereunder without the prior written consent of Borrower. THIS NOTE IS MADE UNDER, AND ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         On the first Business Day after the Maturity Date at the close of business of which all principal owing on this Note have been paid in full, this Note will be surrendered to Borrower for cancellation.

         IN WITNESS WHEREOF, Borrower has executed and delivered this Note by its duly authorized officer as of the day hereof.

                                          EAGLE-PICHER ACCEPTANCE CORPORATION


                                          By :_______________________________
                                             Name:
                                             Title:

                                                    SCHEDULE 1
                                           TO REVOLVING PROMISSORY NOTE


                                                        UNPAID
                INCREASE IN         DECREASE IN         PRINCIPAL
                PRINCIPAL           PRINCIPAL           AMOUNT AFTER            REASON FOR               NOTATION
DATE            AMOUNT              AMOUNT              ADJUSTMENT              ADJUSTMENT(1)            MADE BY
                                                        $                       Initial Balance




------------
1 Describe or use appropriate code specified below:

  A=increase/decrease pursuant to Section 1.2 of the Receivables Purchase
    Agreement
  B=decrease due to payment principal

                                    EXHIBIT C

                               LOCATION OF RECORDS


Eagle-Picher Development Company, Inc.
250 East Fifth Street
Suite 500
Cincinnati, OH 45202

                                                     EXHIBIT D

                                    CORPORATE NAMES; TRADE NAMES; ASSUMED NAMES


Eagle-Picher Development Company, Inc.

==============================================================================











                         RECEIVABLES PURCHASE AGREEMENT



                            dated as of May 18, 1999



                                      Among



                     EAGLE-PICHER DEVELOPMENT COMPANY, INC.



                                       And



                       EAGLE-PICHER ACCEPTANCE CORPORATION








==============================================================================